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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of John Q. Hammons Hotels, Inc. on Form 10-K for the fiscal year ended January 3, 2003, as filed with the Securities and Exchange Commission, I, John Q. Hammons, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

      2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of John Q. Hammons Hotels, Inc.


                                          /s/ John Q. Hammons
                                          -------------------------------
                                          John Q. Hammons


April 1, 2003